                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                        000-22474                        87-0418807
 ----------------------------        ------------------------       -------------------------------
 (State or other jurisdiction        (Commission File Number)       (I.R.S. Employer Identification
      of incorporation                                                           No.)


                  100 Penn Square East, Philadelphia, PA 19107
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


                                 Not Applicable
                           -------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 28, 2004, American Business Financial Services, Inc., a Delaware corporation (the "Company"), issued a press release, attached hereto as
Exhibit 99.1, regarding the extension of the expiration date of its exchange offer to July 31, 2004. The first closing of the exchange offer was on June 30, 2004.

         On June 29, 2004, the Company issued a press release, attached hereto as Exhibit 99.2, announcing the results of the Special Meeting of Stockholders held on June 29, 2004.

         On July 1, 2004, the Company announced that its exchange offer closed on June 30, 2004 and that during the initial phase of the exchange offer, which began on May 14, 2004, approximately $60.7 million of the investment notes were exchanged for approximately $28.6 million of senior collateralized subordinated notes and approximately 32.1 million shares of Series A convertible preferred stock. In connection with such closing, some of the Company's subsidiaries entered into the Security Agreement, attached hereto as Exhibit 10.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

                  None.

(b)      Pro-forma Financial Information

                  None.

(c)      Exhibits

                  The following exhibits are filed herewith:

Exhibit
Number       Description
-------      -----------

10.1 Security Agreement by and among ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc., American Business Credit, Inc. and U.S. Bank, National Association, as trustee.

99.1     Press Release issued by the Company on June 28, 2004.

99.2     Press Release issued by the Company on June 29, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 2004

                         AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                         By:    /s/ Stephen M. Giroux
                                --------------------------------------------
                         Name:  Stephen M. Giroux
                         Title: Executive Vice President

                                  EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

10.1 Security Agreement by and among ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc., American Business Credit, Inc. and U.S. Bank, National Association, as trustee.

99.1     Press Release issued by the Company on June 28, 2004.

99.2     Press Release issued by the Company on June 29, 2004.